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                                                                   EXHIBIT 10.49

                    AMENDED AND RESTATED SETTLEMENT AGREEMENT

                                    PREAMBLE

      This AMENDED AND RESTATED SETTLEMENT AGREEMENT, dated as of the 16th day of April, 2003, ("Execution Date") is among: SmithKline Beecham Corporation and Beecham Group, p.l.c. (collectively, "Plaintiffs"); Par Pharmaceutical, Inc. ("PAR"); and Pentech Pharmaceuticals, Inc. ("PENTECH") (collectively, the "Parties").

      WHEREAS:

      1. This Amended and Restated Settlement Agreement ("this Settlement Agreement") revises and supersedes the Settlement Agreement between the Parties dated February 26, 2003.

      2. Plaintiffs brought suit against PENTECH and Asahi Glass Co., Ltd. ("ASAHI") (collectively, "Defendants") for infringement of four United States patents owned by Plaintiffs, namely U.S. Patent No. 4,721,723 ("the `723 patent"), No. 5,872,132, No. 5,900,423, and No. 6,080,759 (collectively, "the
Patents"), under 35 U.S.C. ss. 271(e)(2)(A), and Defendants brought counterclaims of noninfringement and invalidity with regard to the Patents, in civil actions in the United States District Court for the Northern District of Illinois ("the Court"), Civil Action Nos. 00C 2855 and 00C 5831 ("the Litigation").

      3. Plaintiffs and PENTECH wish to settle the Litigation.

      4. In the Litigation, Plaintiffs alleged that PENTECH infringed the Patents by PENTECH's submission of Abbreviated New Drug Application No. 75-771 ("PENTECH's ANDA") to the United States Food and Drug Administration ("FDA"), and that ASAHI induced that infringement.

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      5. PENTECH's ANDA was submitted to the FDA under 21 U.S.C. ss. 355(j), and seeks FDA approval for certain capsule drug products containing as their active ingredient paroxetine hydrochloride. ** ******

      6. ** ******

      7. Plaintiffs, PAR, and PENTECH have reached an agreement to settle the Litigation, which is set forth in this Settlement Agreement, and a separate Amended and Restated License and Supply Agreement ("License and Supply Agreement") between SB Pharmco Puerto Rico Inc. ("GSK"), Plaintiffs, and PAR, each of which is being executed contemporaneously, and an Agreed Motion to Dismiss All Claims and Counterclaims Between Plaintiffs and Defendant Pentech Pharmaceuticals, Inc., accompanied by a proposed Order of Dismissal, for signature by Plaintiffs and PENTECH ("Agreed Motion to Dismiss").

      8. The settlement is procompetitive. As a result of the settlement, there will be generic competition in Puerto Rico immediately, which competition otherwise would not have existed until the expiration of Plaintiffs' `723 patent, had Plaintiffs prevailed in the litigation. Furthermore, as a result of the settlement, in the event that another firm successfully launches an A/B-rated generic version of paroxetene hydrochloride, an additional competitor would be launched into the marketplace that otherwise would not have been permitted to compete, had Plaintiffs prevailed in the litigation. The settlement allows generic entry into the marketplace in advance of the expiration of Plaintiffs' `723 patent and is therefore procompetitive.

      9. This Settlement Agreement, the License and Supply Agreement, and the Agreed Motion to Dismiss are the only consideration exchanged by or on behalf of Plaintiffs or GSK, on the one side, and PENTECH or PAR, on the other side, in reaching the agreement to settle the Litigation. Plaintiffs, GSK, PENTECH, and PAR have received no consideration for their entry into this settlement other than that which is described in those three documents. This settlement therefore constitutes PENTECH's and PAR's best independent judgment as to how most expeditiously and competitively to enter the marketplace in light of PENTECH's

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relative chances of success in the Litigation.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the License and Supply Agreement, and the Agreed Motion to Dismiss, Plaintiffs, PENTECH, and PAR hereby agree as follows:

      1. PAR consents to the jurisdiction of this Court solely for the purposes of the settlement of this litigation and enforcement of the terms of this settlement.

      2. The Court has jurisdiction over the Litigation, the Plaintiffs, the Defendants, and PAR (solely for the purpose of this settlement), and venue is proper in the Northern District of Illinois.

      3. PENTECH and PAR admit that the commercial manufacture, use, selling, offering for sale, or importing of the drug products for which PENTECH's ANDA currently seeks FDA approval would infringe the `723 patent, and admit that the `723 patent is valid and enforceable.

      4. PENTECH warrants that it has provided to attorneys for Plaintiffs in the Litigation copies of all amendments to PENTECH's ANDA that have been submitted to the FDA as of the date and time this Settlement Agreement is being signed by PENTECH.

      5. PENTECH and PAR agree that, ** ******

      6. PENTECH warrants that it has not granted or assigned to and will not grant or assign to any entity or individual, directly or indirectly, any rights under or to its ANDA, other than those to PAR set forth above.

      7. Plaintiffs unconditionally represent that they will not sue Defendants or PAR for any infringement of any claims of three of the patents for which suit initially had been brought, namely United States Patent No. 5,872,132, No. 5,900,423, and No. 6,080,759, concerning the paroxetine hydrochloride drug products for which PENTECH seeks FDA approval in PENTECH's ANDA at the time this

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Settlement Agreement is signed, including the paroxetine hydrochloride active ingredient supplied by ASAHI for those drug products.

      8. ** ******

      9. ** ******

      10. As is more fully set forth in the License and Supply Agreement, **
******

      11. As provided in section 13 of this Settlement Agreement, Plaintiffs and PENTECH will execute and submit to the Court their Agreed Motion to Dismiss, requesting that the Court dismiss without prejudice all claims in the Litigation brought by Plaintiffs against PENTECH, and all counterclaims in the Litigation brought by PENTECH against Plaintiffs, pursuant to Rule 41(a)(2).

      12. Plaintiffs and PENTECH each will bear its own costs and legal fees for the Litigation.

      13. The Parties and GSK shall submit this Settlement Agreement, the License and Supply Agreement, and the Agreed Motion to Dismiss to the Federal Trade Commission ("Commission") Bureau of Competition ("Bureau") for review. The Parties agree, and GSK has agreed in the License and Supply Agreement, to fully cooperate with any Bureau investigation that may ensue as a result of such submission and not to oppose any motion by the Commission to intervene.

           (a) Notwithstanding the above, it is expressly understood that this Settlement Agreement, the License and Supply Agreement, and the Agreed Motion to Dismiss are contingent upon none of the following occurring before April 10, 2003: the Bureau decides

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                (1) to recommend to the Commission that it intervene, or
otherwise participate, in the Litigation to oppose this Settlement Agreement, the License and Supply Agreement, or the Agreed Motion to Dismiss,

                (2) to recommend to the Commission that it initiate its own judicial or administrative litigation against GSK, Plaintiffs, PAR, or Pentech related to this Settlement Agreement, the License and Supply Agreement, or the Agreed Motion to Dismiss,

                (3) to use its current resolution authorizing investigation of GSK to investigate this Settlement Agreement, the License and Supply Agreement, or the Agreed Motion to Dismiss, or

                (4) to seek a new resolution authorizing investigation of GSK, Plaintiffs, PAR, or Pentech related to this Settlement Agreement, the License and Supply Agreement, or the Agreed Motion to Dismiss.

      The Parties shall execute the Agreed Motion to Dismiss and submit it to the U.S. District Court for the Northern District of Illinois, in the event that none of the events set forth in Section 13(a)(1) through (4), above, have occurred before April 10, 2003.

      If, prior to entry of the order sought by the Agreed Motion to Dismiss, GSK or PAR is informed that any of the events set forth in Section 13(a)(1) though (4) of this Settlement Agreement have occurred, the other entity will be given the opportunity to verify the Bureau's decision, provided that, once verified, either Plaintiffs or PAR may choose to nullify and void this Settlement Agreement and the Motion to Dismiss, effective as of the Execution Date, subject to Section 13(b) of this Settlement Agreement, and either GSK or PAR may choose to nullify and void the License and Supply Agreement under
Section 7.1(a) of that agreement, effective as of the Execution Date, subject to
Section 7.1(b) of the License and Supply Agreement. If GSK or PAR is informed that either of the events set forth in Section 13(a)(1) or (2) of this Settlement Agreement has occurred after entry of the order sought by the Agreed Motion to Dismiss, the other entity will be given the opportunity to verify the

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Bureau's decision, provided that, once verified, either Plaintiffs or PAR may choose to nullify and void this Settlement Agreement, effective as of the Execution Date, subject to Section 13(b) of this Settlement Agreement, and either GSK or PAR may choose to nullify and void the License and Supply Agreement under Section 7.1(a) of that agreement, effective as of the Execution Date, subject to Section 7.1(b) of the License and Supply Agreement.

      If the Bureau does not recommend to the Commission to intervene or initiate litigation, or investigate or seek to investigate, as set forth in this
Section 13(a) of this Settlement Agreement, but reserves the right to do so at a later date, this will be insufficient for GSK, Plaintiffs, or PAR to use the foregoing contingency to nullify and void this Settlement Agreement, the License and Supply Agreement, and the Agreed Motion to Dismiss.

           (b) If any of the events set forth in Sections 13(a)(1) through (4) of this Settlement Agreement occur before entry of the order sought by the Agreed Motion to Dismiss, or the Court refuses to enter the order sought by the Agreed Motion to Dismiss, then the Parties (and the parties to the License and Supply Agreement and the Agreed Motion to Dismiss) shall, using good faith, reasonable commercial efforts, modify, if possible, this Settlement Agreement, the License and Supply Agreement, and the Agreed Motion to Dismiss to overcome any objections by the Bureau or the Court, provided that such modifications do not materially change the economic value of the transaction for any such party. If any of the events set forth in Sections 13(a)(1) through (4) of this Settlement Agreement occur after entry of the order sought by the Agreed Motion to Dismiss, then the Parties (and the parties to the License and Supply Agreement and Agreed Motion to Dismiss) shall, using good faith, reasonable commercial efforts, modify, if possible, this Settlement Agreement and the License and Supply Agreement to overcome any objections by the Bureau, provided that such modifications do not materially change the economic value of the transaction for any such party.

           (c) Subject to the above provisions, if before entry of the order sought by the Agreed Motion to Dismiss, either Plaintiffs or PAR exercises its right under Section 13(a) of this Settlement Agreement to terminate this

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Agreement, or either GSK or PAR exercises its right under Section 7.1(a) of the
License and Supply Agreement to terminate that agreement, both of those agreements and the Agreed Motion to Dismiss shall be null and void as to all parties to those agreements and as to all parties to the Agreed Motion to Dismiss. If after entry of the order sought by the Agreed Motion to Dismiss, Plaintiffs or PAR exercises its right under Section 13(a) of this Settlement Agreement to terminate this Settlement Agreement, or GSK or PAR exercises its right under Section 7.1(a) of the License and Supply Agreement to terminate that agreement, both of those agreements shall be null and void as to all parties to those agreements.

      14. At the Court Status Conference on February 27, 2003, Plaintiffs and PENTECH jointly requested that the Court take certain actions, which the Court took:

           (a) toll the stay on FDA approval of PENTECH's ANDA pursuant to 21 U.S.C. ss. 355(j)(5)(B), which had been due to expire on March 3, 2003, through and including April 25, 2003, to enable Plaintiffs and PENTECH to resolve important issues being discussed between them. Plaintiffs and PENTECH made this request solely for the purpose of enabling their current discussions to continue. Their request to toll the FDA stay was made wholly without prejudice to their respective positions on the propriety of any extension to the current FDA stay, including without limitation the position expressed in their motion papers regarding Plaintiffs' request for an extension of that stay;

           (b) defer ruling on the three motions currently pending before the Court, namely (1) Plaintiffs' Motion to Extend Stay on FDA Approval of Pentech's ANDA, (2) Defendants' Motion to Reopen Limited Fact Discovery, and (3) Defendants' Motion to Amend the Answer and Counterclaim, until after the next Status Conference; and

           (c) reset a Status Conference to April 15, 2003.

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      15. If any of GSK, Plaintiffs, or PAR, were to exercise its option to terminate this Settlement Agreement, the License and Supply Agreement, and the Agreed Motion to Dismiss, as provided in Section 13, above, then Plaintiffs and PENTECH promptly will jointly request that the Court resume consideration of the three pending motions mentioned above, and rule on the three pending motions before the expiration of the tolled stay on FDA approval of PENTECH's ANDA.

      16. Each Party to this Settlement Agreement warrants that the person executing this Settlement Agreement on its behalf has the power and authority to enter this Settlement Agreement on behalf of that Party.

      17. (a) No public announcement or other disclosure to any third party, including any government entity, in any manner whatsoever concerning the existence, terms, or subject matter of this Settlement Agreement, the License and Supply Agreement, or the Agreed Motion to Dismiss shall be made, either directly or indirectly, by any Party, except, subject to Section 17(b), below, in the opinion of legal counsel for the Party desiring to make such announcement, publicity or disclosure, as may be legally required by applicable law, without first obtaining the approval of the other Parties and agreement upon the nature and text of such announcement, publicity or disclosure, which approval shall not unreasonably be withheld. The Party desiring to make any such announcement, publicity or disclosure (including those which are legally required) shall inform the other Parties of the proposed announcement or disclosure in reasonably sufficient time prior to public release, which shall be not less than fifteen (15) days (or such shorter period as the Parties may agree upon in writing) prior to release of such proposed announcement, publicity or disclosure, and shall provide the other Parties with a written copy thereof in order to allow such other Parties to comment upon such announcement, publicity or disclosure. Each Party agrees that it shall cooperate fully with the others with respect to all disclosures regarding this Settlement Agreement, the License and Supply Agreement, and the Agreed Motion to Dismiss to any governmental or regulatory agencies, including requests for confidential treatment of proprietary information of any Party included in any such disclosure.

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           (b) PAR and PENTECH each represents, warrants, and covenants, after consultation with counsel, that

                (1) the act of executing this Settlement Agreement, the License and Supply Agreement, and the Agreed Motion to Dismiss, or any of them, does not trigger or otherwise instigate any reporting, filing or other disclosure obligation on PAR's or PENTECH's (or any of either's affiliates') behalf pursuant to applicable law (including any U.S. Securities Exchange Commission reporting or disclosure obligations or requirements) until the order sought by the Agreed Motion to Dismiss is entered by the U.S. District Court for the Northern District of Illinois; provided, however,

                (2) notwithstanding Section 17(a), above, if the execution of this Settlement Agreement, the License and Supply Agreement, and the Agreed Motion to Dismiss, or any of them, were to trigger or otherwise instigate a reporting, filing or other disclosure obligation on PAR's or PENTECH's (or any of either's Affiliates') behalf pursuant to applicable law prior to entry of the order sought by the Agreed Motion to Dismiss by the U.S. District Court for the Northern District of Illinois, PAR or PENTECH, as applicable, shall immediately notify GSK of such obligation, and PAR and PENTECH each further agree not to make, file, or issue such report, filing or disclosure, directly or indirectly, until the Parties, in good faith, agree upon the content, media and timing of such report, filing or disclosure.

           (c) The prohibition on disclosure to any third party set forth in
Section 17(a), above, ** ****** except as provided in paragraph (d), below, no ** ****** in any manner whatsoever concerning ** ****** either directly or indirectly, other than ** ****** and further, PAR and PENTECH represent and warrant that, except as provided in paragraph (d), below, they have not made, and shall not make for a period of one (1) year after the date hereof, any disclosure to ** ****** except as the Parties may agree otherwise in writing, **
******

           (d) At the Status Conference held before the Court on March 21, 2003, ** ****** At that time, certain information concerning the proposed settlement was provided confidentially to the Court ** ****** by the respective counsel for the Parties.

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 ** ******

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SO AGREED:



SmithKlineBeecham Corporation:



Date: April 16, 2003         By: /s/ David M. Pernock
                                 ----------------------------------------
                                 David M. Pernock
                                 Senior Vice President, General
                                 Pharmaceutical Business Unit

                                 Attorney-in-fact for SmithKlineBeecham
                                 Corporation

Beecham Group Ltd., p.l.c.



Date: April 16, 2003         By: /s/ David M. Pernock
                                 ----------------------------------------
                                 David M. Pernock
                                 Senior Vice President, General
                                 Pharmaceutical Business Unit

                                 Attorney-in-fact for Beecham Group Ltd., p.l.c.

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Par Pharmaceutical, Inc.:



Date: April 16, 2003         By:     /s/ Scott Tarriff
                                     -----------------------------------

                             Name:   Scott Tarriff

                             Title:  President & CEO


Pentech Pharmaceuticals, Inc.:



Date: April 16, 2003         By: /s/ Albert F. Hummel
                                 ---------------------------------------

                             Name:  Albert F. Hummel

                             Title: President


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